Exhibit 10.3

BRIGHT MOUNTAIN MEDIA, INC.

2022 STOCK OPTION PLAN

The purposes of the Bright Mountain Media, Inc. 2022 Stock Option Plan (the “Plan”) is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options and Nonstatutory Stock Options. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

The Plan replaces the Bright Mountain Media, Inc. 2011, 2013, 2015 and 2019 Stock Option Plans, the Company’s previous stock option plans (“Previous Option Plans”) which are now terminated. No additional awards will be granted under the Previous Option Plans, provided however, that each outstanding award under the Previous Option Plans will remain outstanding under the Previous Option Plans and will continued to be governed by its terms and any applicable award agreement.

1.	Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or a Committee appointed by the Board to administer the Plan in accordance with Section 3.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options.

(d) “Award Agreement” means the written setting forth the terms and provisions applicable to each Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means, except to the extent specified in a Participant’s employment agreement with the Company or in a Participant’s Award Agreement, a finding by the Committee that the Participant (i) has breached his or her employment agreement or restrictive covenants with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or performance of services, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

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(g) “Change of Control” shall be deemed to have occurred if:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

(ii) The stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

(iii) Any person has commenced a tender offer or exchange offer for 30% or more of the voting power of the then outstanding shares of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i) “Committee” means a committee of Directors or of other individuals appointed by the Board in accordance with Section 3 hereof.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Bright Mountain Media, Inc., a Florida corporation, or any successor thereto.

(l) “Consultant” means any person, including an advisor, engaged by the Company or Subsidiary of the Company to render services to such entity.

(m) “Director” means a member of the Board.

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(n) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Effective Date” means May 1, 2022.

(p) “Employee” means any person, including officers and Directors, employed by the Company or Subsidiary of the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is publicly traded and if the principal trading market for the Common Stock is a national securities exchange or the Nasdaq National Market, or the American Stock Exchange, then the Fair Market Value per share shall be the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported,

(ii) If the Common Stock is not principally traded on such exchange or market, the Fair Market Value per share shall be the mean between the last reported “bid” and “asked” prices of Common Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial service, or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value per share will be determined in good faith by the Board.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(t) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(u) “Option” means a stock option granted pursuant to the Plan.

(v) “Participant” means the holder of an outstanding Award.

(w) “Plan” means the Bright Mountain Media, Inc. 2022 Stock Option Plan.

(x) “Securities Act” means the Securities Act of 1933, as amended.

(y) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

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2.	Administration of the Plan.

(a) General. The Plan shall be administered by the Board, a Committee appointed by the Board, or any combination thereof, as determined by the Board. The Board may also appoint a third party record keeper to assist with the administration and record keeping of the Plan. If a Committee has been appointed pursuant to this Section 2, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(b) Powers of the Committee. The Committee shall have the authority to determine, upon recommendation from Company management where applicable, (i) the individuals to whom grants shall be made under the Plan, (ii) the type, size and terms of the grants to be made to each such individual, (iii) the time when the grants will be made and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability, and (iv) changes or modifications to the terms and conditions of Options or to the terms of any previously issued grant. The Board shall have the final authority regarding any of the items listed in this Section 3(b). The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(c) Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

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3.	Shares Subject to the Plan.

(a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of Common Stock of the Company that may be issued under the Plan is 22,500,000 shares. The Company may establish certain minimum or maximum numbers of shares to be issued to each eligible Employee, Consultant or Director or the Company may also establish a policy for the number of awards to be granted based on the participant’s compensation, tenure or position. The shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Options shall again be available for purposes of the Plan.

(b) Adjustments. If there is any change in the number or kind of shares of Common Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Common Stock available for Options, the maximum number of shares of Common Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Options may be appropriately adjusted by a recommendation of the Committee, approved by the Board, to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

4.	Eligibility for Participation.

All Employees of the Company and its Subsidiaries who have completed the 90 day probationary period, shall be eligible to participate in the Plan. Consultants and Directors are also eligible to participate in the Plan. Only Employees may be awarded Incentive Stock Options under the Plan. The Committee, upon recommendation from Company management, shall recommend to the Board the Employees, Directors and Consultants to receive Awards.

5.	Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Options in such amounts as the Committee, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of shares subject to the Option, the vesting schedule and the exercise restrictions applicable to the Option, and such other terms and conditions as the Committee, in its sole discretion, will determine.

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(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the shares will be determined as of the time the Option with respect to such shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than 10 years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price. The per share exercise price for the shares to be issued pursuant to the exercise of an Option will be determined by the Board, but will be no less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the per share exercise price will be no less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. Notwithstanding the foregoing provisions of this Section 6, Options may be granted with a per share exercise price of less than 100% of the Fair Market Value of a share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(f) Vesting Schedule. A Participant will vest in Options granted under the Plan over a four (4) year period with 25% vesting on the first year anniversary of the date of grant and another 25% vesting on the second, third and fourth year anniversary of the date of grant provided Participant is still an Employee, Consultant or Director on the applicable vesting date. The Company may elect to designate in a Participant’s Award Agreement an alternative vesting schedule, or no vesting schedule. The Company may also elect to accelerate part or all of the vesting of a Participant’s Options.

(g) Exercise of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, and specified in the Award Agreement. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Participant shall pay the Exercise Price for an Option (w) in cash, (x) with the approval of the Committee, by delivering shares of Common Stock owned by the Participant (including Common Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Common Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by Applicable Laws, or (z) by such other method as the Committee may approve. Shares of Common Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Participant shall pay the Exercise Price and the amount of any withholding tax due at the time of exercise.

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(h) No Shareholder Rights. Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued.

6.	Exercise Rules Upon Termination of Employment or Services.

(a) Termination of Employment or Services. If a Participant ceases to be an Employee, Consultant or Director other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his Option for three months following the Participant’s termination of services. (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination of services. If on the date of termination the Participant is not vested in his entire Option, the shares covered by the unvested portion of the Option will be forfeited and revert to the Plan. If the Participant does not exercise the vested portion of his Option within the three (3) month period specified above, the Option will terminate, and the shares covered by such Option will revert to the Plan. Notwithstanding the foregoing, if a Participant is terminated for Cause, the Participant’s vested and unvested Options shall be immediately forfeited.

(b) Disability or Death of Participant. If a Participant ceases to be an Employee, Consultant or Director as a result of the Participant’s Disability or Death, the Participant’s Options shall remain exercisable for 12 months following the Participant’s death or Disability (but in no event later than the expiration of the term of such Option) to the extent the Option is vested on the date of death or Disability. If on the date of a Participant’s death or Disability, the Participant is not vested as to his entire Option, the shares covered by the unvested portion of the Option will revert to the Plan. If the Participant does not exercise the vested portion of his Option within the time specified herein, the Option will terminate, and the shares covered by such Option will revert to the Plan.

7.	Withholding of Taxes.

(a) Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. In the case of Options, the Company may require that the Participant or other person receiving or exercising Options to pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Options, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Options.

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(b) Election to Withhold Shares. If the Board so permits, a Participant may elect to satisfy the Company’s income tax withholding obligation with respect to Options by having shares withheld up to an amount that does not exceed the Participant’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Committee.

8.	Transferability of Grants.

(a) No Transferability of Options. Except as provided below, only the Participant may exercise rights under an Award during the Participant ‘s lifetime. A Participant may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Options other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights, and must furnish proof satisfactory to the Company of his right to receive the Options under the Participant ‘s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Board may provide, in an Award Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Board may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

9.	Consequences of a Change of Control.

(a) Assumption of Options. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by the surviving corporation (or a parent of the surviving corporation), and other outstanding Options shall be converted to similar grants of the surviving corporation (or a parent of the surviving corporation).

(b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Board may, but shall not be obligated to, take any of the following actions with respect to any or all outstanding Options: the Committee may (i) determine that outstanding Options shall automatically accelerate and become fully exercisable, (ii) require that Participant s surrender their outstanding Options in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant ‘s unexercised Options exceeds the Exercise Price of the Options, or (iii) after giving Participants an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Board deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Board may specify. The Board shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Options shall continue in effect according to their terms (subject to any assumption referenced above).

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10.	Requirements for Issuance or Transfer of Shares.

(a) Limitations on Issuance or Transfer of Shares. No Common Stock shall be issued or transferred in connection with any Option exercise hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Award made to any Participant hereunder on such Participant ‘s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Common Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Common Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(b) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a Participant (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 120-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting(or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

11.	Amendment and Termination of the Plan.

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if (i) such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of section 422 of the Code, or (ii) such approval is required by applicable stock exchange requirements.

(b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(c) Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant unless the Participant consents or unless the Board action is required pursuant to Applicable Laws. The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Award.

(d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

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12.	Funding of the Plan.

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan.

13.	Rights of Participants.

Nothing in this Plan shall entitle any Employee, Consultant or Director or other person to any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

14.	No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

15.	Headings.

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

16.	Exemption from or Compliance with Code Section 409A.

Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

17.	Stockholder Approval.

The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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18.	Miscellaneous.

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to recommend Awards under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.

(b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Common Stock under Option shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 of the Code, that Plan provision shall cease to apply. The Board may revoke any Option if it is contrary to law or modify an Option to bring it into compliance with any valid and mandatory government regulation.

(c) Governing Law. The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of Florida, without giving effect to the conflict of laws provisions thereof.

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